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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
     14A-6(E)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                RiverSource International Managers Series, Inc.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     5)   Total fee paid:

     ---------------------------------------------------------------------------

Document Number: 274180            Version: 1

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
                                 COMPUTERSHARE
                                 FUND SERVICES

            RIVERSOURCE/WO#21275: TOUCH-TONE TELEPHONE VOTING SCRIPT

                           MEETING DATE: May 21, 2010

                   TEST CONTROL NUMBER (s): XXX XXXXX XXX XXX
                        TEST SECURITY CODE (s): XXXX XXXX

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL HEAR:
"Welcome! Please enter the 14 digit number located in the shaded box on your proxy card or meeting notice."

WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:

To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card or meeting notice

WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:

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"THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL MEETING OF
SHAREHOLDERS OF THE RIVERSOURCE FUNDS."
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"PROPOSAL 1:   TO VOTE FOR, PRESS 1.   AGAINST PRESS 9   ABSTAIN PRESS 0."

AFTER THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSAL, HE/SHE WILL HEAR:

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"To hear how you have voted, press 1."  "To cancel your vote, press 2."  "To save how you have voted, press 3."
-----------------------------------------------------------------------------------------------------------------
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IF THE SHAREHOLDER PRESSES 1, HE/SHE WILL HEAR .

"Your vote will be saved automatically should you decide to hang up during vote playback."

"Your vote has been cast as follows (VOTE FOR THE PROPOSAL IS GIVEN)."

"To hear how you have voted, press 1."  "To cancel your vote, press 2."  "To save how you have voted, press 3."
-----------------------------------------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 2, HE/SHE WILL HEAR:

"Your vote has been canceled."  "To enter another vote, press 1 now."  "To end this call, press 0 now."
-----------------------------------------------------------------------------------------------------------------

IF THE SHAREHOLDER PRESSES 3, HE/SHE WILL HEAR:

"Your vote has been saved."  "To enter another vote, press 1 now."  "To end this call, press 0 now."
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IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE
SPEECH STARTING WITH "WELCOME"

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IF THE SHAREHOLDER ELECTS TO END THE CALL HE/SHE WILL HEAR:

"Thank you for voting."
CALL IS TERMINATED.
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
COMPUTERSHARE                                                                         proxyDIRECT

Enter your 14 digit control number from the shaded box on your notice or card: [XXX] [XXXX] [XXXX] [XXX]

Enter your 8 digit security code from the unshaded box on your notice or card: [XXXX] [XXXX]

                                                                                          [Login]

PROXY/VOTING INSTRUCTION CARD                                   NOTICE

[XXX XXXX XXXX XXX]   [XXXX XXXX]              PLEASE USE THE 14 DIGIT CONTROL NUMBER &
      / \                / \                   8 DIGIT SECURITY CODE LISTED IN THE
       |                  |                    BOXES BELOW WHEN REQUESTING MATERIAL VIA
       |                  |                    THE TELEPHONE & INTERNET. WHEN YOU ARE
Control Number       Security Code             READY TO VOTE, YOU CAN USE THE SAME
                                               CONTROL NUMBER & SECURITY CODE TO RECORD
Note: Please sign exactly as your              YOUR VOTE.
name(s) appear on this card, Joint
owners should each sign individually.          [XXX XXXX XXXX XXX]   [XXXX XXXX]
Corporate proxies should be signed in                / \                / \
full corporate name by an authorized                  |                  |
officer. Fiduciaries should give full                 |                  |
titles.                                        Control Number       Security Code


------------------------------------
Signature

------------------------------------
Signature of joint owner, if any

------------------------------------
Date

  WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted.

 Your browser must support JavaScript 1.1 or higher in order to continue. Click on the Help link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options.
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
COMPUTERSHARE                                                                          proxyDIRECT

FUNDS

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND
RIVERSOURCE PARTNERS INTERNATIONAL SMALL CAP FUND

                                                              MARK ALL -->[BOARD RECOMMENDED]
PROPOSALS                                                     MARK ALL -->[FOR] [AGAINST] [ABSTAIN]
-------------------------------------------------------------------------------------------------

1.   To approve a new investment sub-advisory agreement with
     Columbia Wanger Asset Management, L. P.                          FUND SPECIFIC VOTE

        RiverSource Partners International Select Growth Fund  [ ] For [ ] Against [ ] Abstain
        RiverSource Partners International Small Cap Fund      [ ] For [ ] Against [ ] Abstain
-------------------------------------------------------------------------------------------------

If you have questions regarding the voting process, please call  [CANCEL VOTE & EXIT] [SUBMIT VOTE]
(866)859-8682.

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
COMPUTERSHARE                                                                         proxyDIRECT

THANK YOU. YOUR VOTING INSTRUCTIONS HAVE BEEN SUBMITTED FOR PROCESSING.

If necessary, you can revisit the Internet voting site at any time before the meeting on
5/21/2010 10:00:00 AM CT to submit new voting instructions.

This is a summary of your voting instructions for the RiverSource Partners International Select
Growth Fund and the RiverSource Partners International Small Cap Fund joint special meeting of shareholders. You may print this page for your records.

                                                                                     [PRINT PAGE]

INSTRUCTIONS SUBMITTED ON [date] [time] [ET]
-------------------------------------------------------------------------------------------------

1    To approve a new investment sub-advisory agreement with                  FUND SPECIFIC VOTE
     Columbia Wanger Asset Management, L. P.

        RiverSource Partners International Select Growth Fund
        RiverSource Partners International Small Cap Fund
-------------------------------------------------------------------------------------------------

                                   [VOTE ANOTHER CARD OR EXIT]

Enter your e-mail address in the following textbox if you would like an e-mail confirmation of your vote.

E-mail:         [                          ]

Confirm E-mail: [                          ]
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                                                   [PRINT REPORT] [CLOSE WINDOW]

INSTRUCTIONS SUBMITTED ON [date] [time] [ET]

1    To approve a new investment sub-advisory agreement with
     Columbia Wanger Asset Management, L. P.                  FUND SPECIFIC VOTE

        RiverSource Partners International Select Growth Fund
        RiverSource Partners International Small Cap Fund